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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



           April 14, 2000                           April 14, 2000
(Date of earliest event reported)

                             RURAL/METRO CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

        0-22056                                           86-0746929
(Commission File Number)                    (IRS Employer Identification Number)


                          8401 EAST INDIAN SCHOOL ROAD
                               SCOTTSDALE, ARIZONA
                                      85251
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (480) 994-3886
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

         The Company issued a press release announcing a 90 day extension of its waiver of covenant compliance under its revolving credit facility as set forth in its press release dated April 14, 2000. A previous extension was announced on March 15, 2000.

Item 7C. Exhibits

         10.55 Provisional Waiver and Standstill Agreement dated as of March 14, 2000

         10.56 The First Amendment to Provisional Waiver and Standstill Agreement dated as of April 13, 2000

         99.3     Press Release dated April 14, 2000.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RURAL/METRO CORPORATION


Date:    April 14, 2000                 By: /s/ Dean Hoffman
       ----------------------              -------------------------------------
                                                Dean Hoffman, Vice
                                                President and Principal
                                                Accounting Officer
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                                 EXHIBIT INDEX

         Exhibits

         10.55 Provisional Waiver and Standstill Agreement dated as of March 14, 2000

         10.56 The First Amendment to Provisional Waiver and Standstill Agreement dated as of April 13, 2000

         99.3     Press Release dated April 14, 2000.